Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust TCW Emerging Markets Debt ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and

Statement of additional information

May 1, 2024

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, Christopher A. Hays is a member of the Fund’s portfolio management team beginning on or about May 1, 2024.

Christopher A. Hays is an External Debt and Sustainable Investment Strategist for the TCW Emerging Markets Group. Prior to joining TCW in 2016, he was a Vice President at Bank of America Merrill Lynch, where he worked in research as an Emerging Markets Corporate Credit Strategist. In that capacity, he was responsible for constructing the firm’s top-down views and forecasts for the global emerging markets corporate asset class. Mr. Hays graduated with a BA in Economics from Columbia University.

As of March 31, 2024, Christopher A. Hays managed the investment vehicles (other than the Fund) with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets in Thousands)	Other Pooled Investment Vehicles Number of Accounts ($ Assets in Thousands)	Other Accounts Number of Accounts ($ Assets in Thousands)	Registered Investment Companies With Performance Fees Number of Accounts ($ Assets in Thousands)	Other Pooled Investment Vehicles With Performance Fees Number of Accounts ($ Assets in Thousands)	Other Accounts With Performance Fees Number of Accounts ($ Assets in Thousands)
Christopher A. Hays	2 ($3,899,972)	7 ($350,342)	5 ($4,155,472.23)	NA	NA	2 ($1,197,571)

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS and
statement of additional information FOR FUTURE REFERENCE